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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 1-11577

       Date of Report (date of earliest event reported): June 15, 2004


                            FALCON PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)


               DELAWARE                               43-0730877
    (State or other jurisdiction of      (I.R.S. Employer Identification No.)
    incorporation or organization)

     9387 DIELMAN INDUSTRIAL DRIVE
          ST. LOUIS, MISSOURI                          63132
(Address of principal executive offices)            (Zip Code)



                               (314) 991-9200
            (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements. Not applicable.

                  (b) Pro forma financial information. Not applicable.

                  (c) Exhibits. See Exhibit Index.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by Falcon Products, Inc. on June 15, 2004 announcing its financial results for the second fiscal quarter ended May 1, 2004. The information furnished in this Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 15, 2004

                                 FALCON PRODUCTS, INC.



                                 By: /s/ Phillip J. Pacey
                                    -----------------------------------------
                                     Phillip J. Pacey
                                     Vice President and Chief Financial Officer

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                                EXHIBIT INDEX


Exhibit No.                Description
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99                         Press Release issued by Falcon Products, Inc. on
                           June 15, 2004